Exhibit 99.1

KraftHeinz

Attractive Combination of Geography, Channel and Platform is Driving Long-Term Growth.

(June 20, 2023)

	% of Total Net Sales[1]	Long-Term Organic Net Sales[2] Growth Target %
North America Zone	77%	
US Retail	62%	+1-2%
Grow	37%	
Energize	10%	
Stabilize	16%	
Canada Retail	6%	
Grow	5%	
Stabilize	1%	
North America Foodservice	9%	+5%
International Zone	23%	
International Foodservice	4%	+10%
Developed	2%	
Emerging	2%	
Emerging Markets *(Retail)*	8%	+13%
Developed Markets *(Retail)*	11%	
Total Kraft Heinz	100%	+2-3%

US Retail → **1pp** Long-Term Organic Net Sales[2] Growth Target

North America Foodservice and International Foodservice → **1pp** Long-Term Organic Net Sales[2] Growth Target

Emerging Markets (Retail) → **1pp** Long-Term Organic Net Sales[2] Growth Target

1 I % of net sales are approximates based off fiscal year 2022 net sales; Sum of the parts may not foot due to rounding.
2 I Non-GAAP financial measure. Please see the next page for more information.

Non-GAAP Financial Measure The non-GAAP financial measure provided in this fact sheet should be viewed in addition to, and not as an alternative for, results prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The non-GAAP financial measure presented may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define similar non-GAAP financial measures in the same way. Non-GAAP financial measures are not substitutes for their comparable GAAP financial measures, such as net sales, or other measures prescribed by GAAP, and there are limitations to using non-GAAP financial measures. Management uses non-GAAP financial measures to assist in comparing the Company’s performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company’s underlying operations. The Company believes Organic Net Sales provides important comparability of underlying operating results, allowing investors and management to assess the Company’s operating performance on a consistent basis. Management believes that presenting the Company’s non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting the Company’s business than could be obtained absent these disclosures. Organic Net Sales is defined as net sales excluding, when they occur, the impact of currency, acquisitions and divestitures, and a 53rd week of shipments. The Company calculates the impact of currency on net sales by holding exchange rates constant at the previous year's exchange rate, with the exception of highly inflationary subsidiaries, for which the Company calculates the previous year's results using the current year's exchange rate. Guidance for Organic Net Sales is provided on a non-GAAP basis only because certain information necessary to calculate the most comparable GAAP measure is unavailable due to the uncertainty and inherent difficulty of predicting the occurrence and the future financial statement impact of such items impacting comparability, including, but not limited to, the impact of currency and acquisitions and divestitures, which could be significant. As a result, the Company is unable to provide a reconciliation of these measures without unreasonable effort. Forward-Looking Statements This fact sheet contains forward-looking statements including, but not limited to, statements, estimates, and projections relating to Kraft Heinz’s business, long-term strategy, and growth targets. These statements are based on management’s beliefs, expectations, estimates, and projections at the time they are made and are not guarantees of future performance. Such statements are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond the Company’s control, which could cause actual results to differ materially from those indicated in the forward-looking statements. For additional, important information regarding such risks and uncertainties, please see the risk factors set forth in Kraft Heinz’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. The Company disclaims and does not undertake any obligation to update, revise, or withdraw any forward-looking statement in this fact sheet, except as required by applicable law or regulation.